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                                                                    EXHIBIT 99

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                         ------------------------------

                                  FORM 11-K



          [X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES
              EXCHANGE ACT OF 1934

          For the fiscal year ended September 30, 1994

                                       OR

          [ ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES
              EXCHANGE ACT OF 1934


                           Commission file number 2-82760


                             PEOPLES ENERGY CORPORATION
                             EMPLOYE STOCK PURCHASE PLAN

                               (Full title of the plan)

                             Peoples Energy Corporation
                             122 South Michigan Avenue
                             Chicago, Illinois 60603


(Name of issuer of the securities held pursuant to the plan and the address of its principal executive office)


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This Form 11-K is being filed for informational purposes only.


ITEM 1. AN AUDITED STATEMENT OF FINANCIAL CONDITION AS OF THE END OF THE LATEST TWO FISCAL YEARS OF THE PLAN.

          Not applicable. Employes' payments for Company stock are neither segregated nor held for investment.

ITEM 2. AN AUDITED STATEMENT OF INCOME AND CHANGES IN PLAN EQUITY FOR EACH OF THE LATEST THREE FISCAL YEARS OF THE PLAN.

          Not applicable.  See above.


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                                   SIGNATURE


 Pursuant to the requirements of the Securities Exchange Act of 1934, Peoples Energy Corporation has duly caused this annual report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Peoples Energy Corporation
                                                Employe Stock Purchase Plan
                                                ---------------------------
                                                       (Name of Plan)


                                                By  /s/ Emmet P. Cassidy
                                                  -------------------------
                                                        Emmet P. Cassidy
                                                     Secretary and Treasurer
                                                   Peoples Energy Corporation



DECEMBER 15, 1994
      Date